                 MUTUAL ASSISTANCE AGREEMENT
                 ---------------------------



   WHEREAS, the Massachusetts Electric Company, Nantucket Electric Company, The Narragansett Electric Company, Granite State Electric Company, New England Power Company, New England Electric Transmission, New England Hydro-Transmission Corporation and New England Hydro-Transmission Electric Company, Inc. (individually, a Company and together, the Companies) are each an operating electric utility and an affiliated company within the New England Electric System, Massachusetts,

   WHEREAS, each of the Companies from time to time have required and may continue to require limited incidental assistance and services to ensure that their electric utility operations and equipment are maintained and perform in accordance with good utility practice,

   WHEREAS, each of the Companies may find it from time to time economic and efficient to obtain from one another such needed services and assistance, and to provide the same to one another at cost,

   NOW, THEREFORE, the Companies enter into this Mutual
  Assistance Agreement.


                          COVENANTS


   1. Each Company will, to the extent possible, respond to requests from any other Company for specific or general incidental assistance and services. Such requests may be modified or canceled by the requesting Company and may be refused by the responding Company.

   2. Requests for incidental assistance and services shall generally be for the types of services set forth in Exhibit A, attached hereto and incorporated by reference.

   3. All incidental assistance and services rendered under this Mutual Assistance Agreement will be at actual cost thereof. Direct charges will be made for assistance and services.

   4. Bills for incidental assistance and services will be rendered as soon as practicable after the close of each month.
  Bills shall be paid as promptly as practicable following receipt.

   5. This Mutual Assistance Agreement is subject to modification or termination at any time to the extent that its performance may conflict with any federal or state law or any rule, regulation or order of a federal or state regulatory body having jurisdiction thereover. This Agreement is furthermore subject to approval of any federal or state regulatory body whose approval is a legal prerequisite to its execution and performance.

   6.   This Agreement shall be in effect for calendar year
  1997.

   7.   Any number of counterparts of this Mutual Assistance
  Agreement may be executed, and each shall have the same force and effect as an original instrument, as if all parties to all counterparts had signed the same instrument.


                             MASSACHUSETTS ELECTRIC COMPANY


                             By


                             Title




                             NANTUCKET ELECTRIC COMPANY


                             By


                             Title




                             THE NARRAGANSETT ELECTRIC
                               COMPANY


                             By


                             Title

                             GRANITE STATE ELECTRIC COMPANY


                             By


                             Title



                             NEW ENGLAND POWER COMPANY


                             By


                             Title



                             NEW ENGLAND ELECTRIC
                               TRANSMISSION


                             By


                             Title



                             NEW ENGLAND HYDRO-TRANSMISSION
                               CORPORATION


                             By


                             Title



                             NEW ENGLAND HYDRO-TRANSMISSION
                               ELECTRIC COMPANY


                             By


                             Title

                         Exhibit A
                          ---------

      Description of Assistance and Services Available
       ------------------------------------------------



  Construction and Maintenance

   Manpower and equipment for construction, extension, improvement, maintenance or repair of electric properties.


  Emergencies

   Assistance in emergency maintenance and restoration of utility service and in mobilization of personnel and equipment.


  Engineering

   Engineering services; technical advice, design, installation, supervision, planning, research, testing, operation of communications, and operation and maintenance of specialized technical equipment.


  Stores

   Services re storing of materials, supplies and equipment.


  Miscellaneous

   Consulting and monitoring services; land and/or real facilities rentals related to transmission or wholesale power sales; reimbursement of convenience expenses.

                         Exhibit B
                          ---------

              Determination of Cost of Service
               --------------------------------



   Cost of service will be determined in accordance with the rules, regulations and orders of the Securities Exchange
  Commission, and will include all costs of doing business incurred by the providing Company.

   Records will be maintained for each unit of the providing Company in order to accumulate all costs of doing business and to determine the cost of service. These costs will include wages and salaries of employees and related expenses such as insurance, taxes, pensions and other employee welfare expenses, and general administrative costs.

   Charges for services rendered and related expenses and non-personnel expenses (e.g., use of automotive equipment, etc.)
  will be billed directly to the requesting Company.

   Charges for services will be determined from the time sheets of employees and will be computed on the basis of each employee's hourly rate plus a percentage factor to cover related expenses and general administrative expenses. Records of such related expenses and general administrative expenses will be maintained and subjected to periodic review.

   Out-of-pocket expenses which are incurred for the
  requesting Company will be billed at cost.  Charges for non-personnel expenses, such as for use of automobiles, trucks and heavy equipment, will normally be computed on the basis of costs per hour or per mile.